[USAA                        USAA INVESTMENT TRUST
EAGLE                     (Total Return Strategy Fund)
LOGO (R)]              SUPPLEMENT DATED OCTOBER 20, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 7, 2005

THE FOLLOWING INFORMATION REPLACES THE CURRENT TABLE OF CONTENTS FOUND ON THE FIRST PAGE OF THE STATEMENT OF ADDITIONAL INFORMATION.

                               TABLE OF CONTENTS

         Page
         2        Valuation of Securities
         2        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         3        Investment Plans
         5        Investment Policies
         11       Investment Restrictions
         12       Portfolio Transactions
         14       Fund History and Description of Shares
         15       Tax Considerations
         16       Trustees and Officers of the Trust
         22       The Trust's Manager
         26       General Information
         27       Appendix A - Long-Term and Short-Term Debt Ratings

DELETE THE SECTION ENTITLED CUSTODIAN UNDER "GENERAL INFORMATION" ON PAGE 26 AND REPLACE WITH THE FOLLOWING INFORMATION.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund's securities, and collecting interest on the Fund's investments. The accounting agent is responsible for, among other things, calculating the Fund's daily net asset value and other recordkeeping functions.


                                                                      52257-1005

[USAA                        USAA INVESTMENT TRUST
EAGLE                  SUPPLEMENT DATED OCTOBER 20, 2005
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 2005



DELETE THE FOURTH PARAGRAPH UNDER SUBADVISORY AGREEMENTS ON PAGE 39 AND THE FIRST PARAGRAPH ON PAGE 40 AND REPLACE WITH THE FOLLOWING INFORMATION.

For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFSIM). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. Wellington Management has agreed to waive all fees in excess of 0.18% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).



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